Voting Agreement, dated May 30, 2003, among Cysive,
Inc, a Delaware corporation (the “Company”), and each of
the stockholders listed on Schedule I to this Agreement
(each, a “Stockholder,” and together, the “Stockholders”).

     Snowbird Holdings, Inc., a Delaware corporation (“Parent”), Snowbird Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of May 30, 2003 (as may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the “Merger”).

     As of the date hereof, each Stockholder is the record and beneficial owner of, and has the sole right to vote and dispose of, the number of shares (the “Shares”) of common stock, par value $.01 per share, of the Company (the “Company Common Stock”), set forth opposite such Stockholder’s name on Schedule I attached hereto (such Shares, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants, convertible securities or similar instruments), being collectively referred to herein as the “Subject Shares”).

     As a condition to its willingness to enter into the Merger Agreement, the Company has required that each Stockholder agree, and each Stockholder is willing to agree, to the matters set forth herein. Capitalized terms used and not defined herein have the meanings set forth in the Merger Agreement.

     In consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1    Voting of Shares.

     1.1  Voting Agreement. For so long as this Agreement is in effect, each Stockholder hereby agrees to vote (or cause to be voted) all of such Stockholder’s Subject Shares, at every annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise:

     (i)  in favor of the Merger and the adoption of the Merger Agreement and the approval of the other transactions contemplated thereby, and any actions required in furtherance thereof;

     (ii)  against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under this Agreement or the Merger Agreement; and

     (iii)  against (A) any extraordinary corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries (other than the Merger), (B) a sale or transfer of a material amount of assets or capital stock of the Company or any of its subsidiaries or (C) any action that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect, the Merger and the other transactions contemplated by the Merger Agreement;

provided, however, that the Stockholders shall not be required to vote as provided in this Section 1.1 if (A) the board of directors of the Company (either through action of the Board of Directors of the Company (but only upon recommendation of the Special Committee) (the “Company Board”) or the Special Committee withdraws, or modifies in a manner adverse to Parent, the Company Board Recommendation or if the Merger Agreement is terminated in accordance with its terms.

     1.2   Fiduciary Responsibilities. No Stockholder executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes (or shall be deemed to have made) any agreement or understanding herein in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs this Agreement solely in his, her or its capacity as the record and/or beneficial owner, as applicable, of such Stockholder’s Subject Shares and nothing herein shall limit or affect any actions taken by such Stockholder (or a designee of such Stockholder) in his or her capacity as an officer or director of the Company in exercising his or her or the Company’s or the Company Board’s rights in connection with the Merger Agreement or otherwise.

     2.     Representations and Warranties of Stockholder. Each Stockholder, severally and not jointly, represents and warrants to the Company as follows:

     2.1   Binding Agreement. Such Stockholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     2.2   No Conflict. Neither the execution and delivery of this Agreement by such Stockholder, the consummation of the transactions contemplated hereby, nor the performance by such Stockholder of its obligations hereunder will, (a) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”)) with, or notification to, any governmental entity, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding applicable to such Stockholder or such Stockholder’s Subject Shares, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of such Stockholder’s Subject Shares, (c) require any material consent, authorization or approval of any person other than a governmental entity, or (d) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to such Stockholder or such Stockholder’s Shares, except for such exceptions to the foregoing as will not have an adverse effect on the valid performance by the Stockholders of their obligations hereunder.

     2.3   Ownership of Shares. Such Stockholder is the record and beneficial owner of the number of Shares set forth opposite such Stockholder’s name on Schedule I attached hereto free and clear of any security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares). There are no outstanding options or other rights to acquire from such Stockholder, or obligations of such Stockholder to sell or to dispose of, any shares of Company Common Stock. Such Stockholder holds exclusive power to vote the Shares set forth opposite such Stockholder’s name on Schedule I attached hereto, subject to the limitations set forth in Section 1 of this Agreement. Except as set forth on Schedule I attached hereto, as of the date of this Agreement, the Shares set forth opposite such Stockholder’s name on Schedule I attached hereto represent all of the shares of capital stock of the Company beneficially owned by such Stockholder.

     3.     Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

     3.1   Binding Agreement. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company Board, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. The Company has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     3.2   No Conflict. Neither the execution and delivery of this Agreement, the consummation by the Company of the transactions contemplated hereby, nor the compliance by the Company with any of the provisions hereof will (a) conflict with or result in a breach of any provision of its Certificate of Incorporation or By-laws, (b) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or the HSR Act) with, or notification to, any governmental entity, (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding applicable to the Company, (d) require any material consent, authorization or approval of any person other than a governmental entity, or (e) violate or conflict with any order, writ, injunction, decree or law applicable to the Company, except for such exceptions to the foregoing as are not reasonably likely to have an adverse effect on the valid performance by the Company of its obligations hereunder.

     4.     Transfer and Other Restrictions. For so long as the Merger Agreement has not been terminated in accordance with its terms:

     4.1   Certain Prohibited Transfers. Each Stockholder agrees not to:

     (a)    sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, such Stockholder’s Subject Shares or any interest contained therein, other than pursuant to this Agreement unless each proposed transferee to which any of such Subject Shares, or any interest in any of such Subject Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement; and (b) agreed to hold such Subject Shares (or interest in such Subject Shares) subject to all of the terms and provisions of this Agreement;

     (b)    grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to such Stockholder’s Subject Shares, other than this Agreement; nor

     (c)    enter into, or deposit such Stockholder’s Subject Shares into, a voting trust.

     4.2   Efforts. Each Stockholder agrees not to take any action which would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect or take any action that would have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

     4.3   Additional Shares. Without limiting the provisions of the Merger Agreement, in the event of (i) any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any Stockholder’s Subject Shares or (ii) any Stockholder shall become the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Subject Shares of such Stockholder hereunder. Each Stockholder hereby agrees, while this Agreement is in effect, to notify the Company of the number of any new shares of Company Common Stock acquired by such Stockholder, if any, after the date hereof.

     5.     Legend. Each Stockholder shall surrender to the Company all certificates representing such Stockholder’s Subject Shares, and instruct the Company to place the following legend on such certificates:

“THE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF CYSIVE, INC. REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF MAY 30, 2003, AND ARE SUBJECT TO THE TERMS THEREOF INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL EXECUTIVE OFFICES OF CYSIVE, INC.”

The Company hereby agrees that upon termination of this Agreement in accordance with its terms or the approval of the Merger by the Company’s shareholders, such legend shall be removed.

     6.     Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal located in the State of Delaware, the foregoing being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any such state or federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a state or federal located in the State of Delaware.

     7.     Termination. This Agreement shall terminate on the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the written agreement of the parties hereto to terminate this Agreement, (iii) the Effective Time of the Merger; or (iv) the commencement by a third party (A) of a tender offer for at least 50% of the outstanding capital stock of the Company or (B) of a proxy solicitation with respect to the election of any directors of the Company or with respect to any proposal to liquidate and dissolve the Company, and the Company shall not have sent to its securityholders, within ten (10) business days after the commencement of such transaction or proxy contest referenced in Subsections (A)-(B) of this Section 7(iv), a statement disclosing that the Company recommends rejection of such transaction or proxy solicitation, provided, however, that no agreement by the Company to terminate this

Agreement pursuant to Section 7(ii) of this Agreement shall be effective unless first approved in writing by the Special Committee. Termination shall not relieve any party from liability for any intentional breach of its obligations hereunder committed prior to such termination.

     8.     Survival. The representations and warranties of the parties contained in this Agreement shall terminate upon the consummation of the Merger.

     9.     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to the Company, to:

     Cysive, Inc.
     10780 Parkridge Blvd.
     Suite 400
     Reston, VA 20191
     Attn: Special Committee of the Board of Directors
     Tel: (703) 259-2300
     Fax: (703) 259-2400

     with a copy to:

     Covington & Burling
     1201 Pennsylvania Avenue, NW
     Washington, DC 20004-2401
     Attn: Paul Rogers, Esq.
     Tel: (202) 662-5592
     Fax: (202) 662-6291

     Potter Anderson & Corroon LLP
     Hercules Plaza, 6th Floor
     1313 N. Market St
     Wilmington, DE 19899
     Attn: Michael B. Tumas, Esq.
     Tel: (302) 984-6000
     Fax: (302) 658-1192

     If to Stockholders, to:

     Nelson Carbonell
     One Freedom Square

     11951 Freedom Drive
     Reston, Virginia 20190-5656
     Attn: Nelson Carbonell
     Tel: (703) 456-8000
     Fax: (703) 456-8100

     Snowbird Holdings, Inc.
     One Freedom Square
     11951 Freedom Drive
     Reston, Virginia 20190-5656
     Attn: Nelson Carbonell
     Tel: (703) 456-8000
     Fax: (703) 456-8100

     with a copy to:

     Cooley Godward LLP
     One Freedom Square
     11951 Freedom Drive
     Reston, Virginia 20190-5656
     Attn: Joseph W. Conroy, Esq.
               Adam Salassi, Esq.
     Tel: (703) 456-8000
     Fax: (703) 456-8100

     10.     Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder’s heirs, guardians, administrators or successors.

     11.     Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     12.     Consideration. This Agreement is granted in consideration of the execution and delivery of the Merger Agreement by the Company.

     13.     Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto; provided that, with respect to the obligations of any individual Stockholder under this Agreement, this Agreement may be amended with the approval of such Stockholder and the Company notwithstanding the failure to obtain the approval of other Stockholders and provided, further, that no modification, amendment, alteration or supplement by the Company shall be effective unless first approved in writing by the Special Committee.

     14.     Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

     15.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16.     Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

     17.     Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. The failure of any Stockholder to perform its obligations hereunder shall not affect the obligations of, or release from their obligations, any other Stockholder.

     18.     Headings; Capitalized Terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Capitalized terms used in this Agreement without definition shall have the meanings assigned to them in the Merger Agreement.

     IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by each of the Stockholders and a duly authorized officer of the Company on the day and year first written above.

Cysive, Inc.

By: /s/ Woodrow Angle, Jr. Woodrow Angle, Jr. Vice President, Strategic Alliances

Snowbird Holdings, Inc.

By: /s/ Nelson A. Carbonell, Jr. Nelson A. Carbonell, Jr. Chief Executive Officer

/s/ Nelson A. Carbonell, Jr. Nelson A. Carbonell, Jr.

SCHEDULE I TO
VOTING AGREEMENT

	Number of	Number of
Name of Stockholder	Shares	Options

Snowbird Holdings, Inc.	1,000,000	0
Nelson A. Carbonell, Jr.	9,020,600	5,400,000